Thornburg Global

Opportunities Fund

February 1, 2013

Class R3: THORX       Class R4: THOVX       Class R5: THOFX

Click here to view the Fund’s Prospectus or Statement of Additional Information.

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (SAI), which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, SAI and other information about the Fund online at www.thornburg.com/download. You can also get this information at no cost by calling 800.847.0200 or by sending an e-mail request to info@thornburg.com. The current Prospectus and SAI, dated February 1, 2013, are incorporated by reference into this Summary Prospectus.

Investment Goal The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types from issuers around the world. Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Shareholder Fees

(1) Thornburg Investment Management, Inc. (“Thornburg”) and/or Thornburg Securities Corporation (“TSC”) have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual Class R3, Class R4 and Class R5 expenses do not exceed 1.50%, 1.40%, and 0.99%, respectively, not including the effects of Acquired Fund Fees and Expenses. The agreement to waive fees and reimburse expenses may be terminated by the Fund at any time, but may not be terminated by Thornburg or TSC before February 1, 2014, unless Thornburg or TSC ceases to be the investment advisor or distributor of the Fund prior to that date.

(2) The figures for Total Fund Operating Expenses After Fee Waiver/Expense Reimbursement in this table have been recalculated to add amounts for “Acquired Fund Fees and Expenses,” in accordance with regulatory rules. Acquired Fund Fees and Expenses vary with changes in the amount of the Fund’s investments in investment companies and other factors. Please see the disclosure in the right-hand column under the caption “Explanation of Acquired Fund Fees and Expenses” for a further explanation.

(fees paid directly from your investment)
	Class R3	Class R4	Class R5
Maximum Sales Charge (Load)	none	none	none
Imposed on Purchases
(as a percentage of offering price)
Maximum Deferred Sales Charge	none	none	none
(Load) (as a percentage of redemption proceeds or original purchase price, whichever is lower)
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class R3	Class R4	Class R5
Management Fees	0.88%	0.88%	0.88%
Distribution and Service (12b-1) Fees	0.50%	0.25%	0.00%
Other Expenses	7.63%	2.59%	0.27%
Acquired Fund Fees and Expenses	0.11%	0.11%	0.11%

Total Annual Fund Operating Expenses	9.12%	3.83%	1.26%
Fee Waiver/Expense Reimbursement(1)	(7.51)%	(2.32)%	(0.16)%

Total Annual Fund Operating	1.61%	1.51%	1.10%
Expenses After Fee Waiver/Expense
Reimbursement(2)

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions (and giving effect to fee waivers and expense reimbursements in the first year), your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class R3 Shares	$164	$1,973	$3,636	$7,229
Class R4 Shares	$154	$956	$1,777	$3,914
Class R5 Shares	$112	$384	$676	$1,509

Explanation of Acquired Fund Fees and Expenses. “Acquired Fund Fees and Expenses” shown in the Annual Fund Operating Expenses table on the preceding page are expenses incurred indirectly by other investment companies, such as business development companies, in which the Fund may hold shares. These operating expenses are similar to the expenses paid by other businesses owned by the Fund, are not direct costs paid by Fund shareholders, and are not used to calculate the Fund’s net asset value. These expenses have no impact on the costs associated with Fund operations. Regulatory rules require that the Acquired Fund Fees and Expenses be added to the actual operating expenses of the Fund, and that the total be shown in the bottom line of the Annual Fund Operating Expenses table on the preceding page. Please see the expense figures shown in the Financial Highlights for the Fund, at pages 66 – 67 of the Prospectus, for a clearer picture of the Fund’s actual operating costs.

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over”) its portfolio. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 66.07% of the average value of its portfolio.

Principal Investment Strategies

The Fund pursues its investment goals by investing primarily in a broad range of equity securities, including common stocks, preferred stocks, real estate investment trusts, other equity trusts and partnership interests. The Fund may invest in any stock or other equity security which its investment advisor, Thornburg Investment Management, Inc. (“Thornburg”), believes may assist the Fund in pursuing its goals, including smaller companies with market capitalizations of less than $500 million.

The Fund may also invest in debt obligations of any kind, including corporate bonds, government obligations and other obligations. The Fund may purchase debt obligations of any maturity and of any credit quality. There is no minimum credit quality or rating of debt obligation the Fund may purchase. The Fund also may invest in debt obligations which have a combination of equity and debt characteristics, such as convertible bonds.

The Fund portfolio includes investments in both domestic securities and securities of issuers domiciled outside the United States, including developing countries. Relative proportions of each will vary from time to time, depending upon the advisor’s view of specific investment opportunities and macro-economic factors. Under normal market conditions, the Fund invests a significant portion of its assets in issuers domiciled outside the United States.

The Fund’s investments are determined by individual issuer and industry analysis. Investment decisions are based on domestic and international economic developments, outlooks for securities markets, interest rates and inflation, the supply and demand for debt and equity securities, and analysis of specific issuers. The Fund ordinarily acquires and holds debt obligations for investment, rather than for realization of gains by short-term trading on market fluctuations. However, the Fund may dispose of any such security prior to the scheduled maturity to enhance income or reduce loss, to change the portfolio’s average maturity, or otherwise to respond to market conditions.

Principal Investment Risks

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Accordingly, the loss of money is a risk of investing in the Fund. The value of the Fund’s shares varies from day to day and over time, and when you sell your shares they may be worth less than what you paid for them. The following is a summary of the principal risks of investing in the Fund.

Management Risk – The Fund is an actively managed portfolio, and the value of the Fund may be reduced if Thornburg pursues unsuccessful investments or fails to correctly identify risks affecting the broad economy or specific issuers in which the Fund invests.

Market and Economic Risk – The value of the Fund’s investments may decline and its share value may be reduced due to changes in general economic and market conditions. The value of a security may change in response to developments affecting entire economies, markets or industries, including changes in interest rates, political and legal developments, and general market volatility.

Risks Affecting Specific Issuers – The value of an equity security or debt obligation may decline in response to developments affecting the specific issuer of the security or obligation, even if the overall industry or economy is unaffected. These developments may include a variety of factors, including but not limited to management issues or other corporate disruption, a decline in revenues or profitability, an increase in costs, or an adverse effect on the issuer’s competitive position.

Foreign Investment Risk – Investments in securities of foreign issuers may involve risks including adverse fluctuations in currency exchange rates, political instability, confiscations, taxes or restrictions on currency exchange, difficulty in selling foreign investments, and reduced legal protection. These risks may be more pronounced for investments in developing countries because the economies of those countries are usually less diversified, com-

2 Thornburg Global Opportunities Fund • February 1, 2013	For the Fund’s Prospectus or SAI, visit www.thornburg.com/download munications, transportation and economic infrastructures are less developed, and developing countries ordinarily have less established legal, political, business and social frameworks. At times the prices of equity securities or debt obligations of a developing country issuer may be extremely volatile. An issuer domiciled in a developed country may be similarly affected by these developing country risks to the extent that the issuer conducts a significant percentage of its business in developing countries.

Smaller Company Risk – Investments in smaller companies may involve additional risks because of limited product lines, limited access to markets and financial resources, greater vulnerability to competition and changes in markets, lack of management depth, increased volatility in share price, and possible difficulties in valuing or selling the investments.

Credit Risk – If debt obligations held by the Fund are downgraded by ratings agencies or go into default, or if management action, legislation or other government action reduces the ability of issuers to pay principal and interest when due, the value of those debt obligations may decline and the Fund’s share value and any dividends paid by the Fund may be reduced. Because the ability of an issuer of a lower-rated or unrated debt obligation (including particularly “junk” or “high yield” bonds) to pay principal and interest when due is typically less certain than for an issuer of a higher-rated debt obligation, lower-rated and unrated debt obligations are generally more vulnerable than higher-rated debt obligations to default, to ratings downgrades, and to liquidity risk.

Interest Rate Risk – When interest rates increase, the value of the Fund’s investments in debt obligations may decline and the Fund’s share value may be reduced. This effect is typically more pronounced for intermediate and longer-term debt obligations. Decreases in market interest rates may result in prepayments of debt obligations the Fund acquires, requiring the Fund to reinvest at lower interest rates.

Liquidity Risk – Due to a lack of demand in the marketplace or other factors, the Fund may not be able to sell some or all of the investments promptly, or may only be able to sell investments at less than desired prices. This risk may be more pronounced for the Fund’s investments in developing countries.

Real Estate Risk – The Fund’s investments in real estate investment trusts (“REITs”) are subject to risks affecting real estate investments generally (including market conditions, competition, property obsolescence, changes in interest rates and casualty to real estate), as well as risks specifically affecting REITs (the quality and skill of REIT management and the internal expenses of the REIT).

Additional information about Fund investments, investment strategies and risks of investing in the Fund appears beginning on page 38 of the Prospectus.

Past Performance of the Fund

The following information provides some indication of the risks of investing in Global Opportunities Fund by showing how the Fund’s investment results vary from year to year. The bar chart shows how the annual total returns for Class R3 shares of the Fund vary in each full year shown. The average annual total return figures compare Class R3, Class R4 and Class R5 share performance to the Morgan Stanley Capital International (MSCI) All Country (AC) World Index, which represents a broad measure of both domestic and foreign equity market performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The performance information shown below is as of the calendar year ended December 31, 2012. Updated performance information may be obtained on the Thornburg website at www.thornburg.com or by calling 1-800-847-0200.

Highest quarterly results for time period shown: 36.02%

(quarter ended 6-30-09).

Lowest quarterly results for time period shown: -21.59%

(quarter ended 9-30-11).

Average Annual Total Returns (periods ended 12-31-12)

		Since Inception
Class R3 Shares	1 Year	(2-1-08)
Return Before Taxes	21.62%	0.79%
Return After Taxes on Distributions	21.24%	-0.21%
Return After Taxes on Distributions	14.05%	-0.03%
and Sale of Fund Shares

MSCI AC World Index (reflects no	16.13%	0.23%
deduction for fees, expenses, or taxes)
		Since Inception
Class R4 Shares	1 Year	(2-1-08)
Return Before Taxes	21.65%	0.87%

MSCI AC World Index (reflects no	16.13%	0.23%
deduction for fees, expenses, or taxes)
		Since Inception
Class R5 Shares	1 Year	(2-1-08)
Return Before Taxes	22.17%	1.32%

MSCI AC World Index (reflects no	16.13%	0.23%
deduction for fees, expenses, or taxes)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect state or local income taxes. After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect state or local income taxes. Actual after-tax returns depend on an investor’s own tax situation and may differ from the returns shown. Actual after-tax returns are not relevant to persons or accounts (such as qualified retirement plans) not subject to federal income tax.

Thornburg Global Opportunities Fund • February 1, 2013	For the Fund’s Prospectus or SAI, visit www.thornburg.com/download 3

Management

Investment Advisor: Thornburg Investment Management, Inc.

Co-Portfolio Managers:

Brian J. McMahon, the president of the Trust and chief executive officer, president, managing director, and chief investment officer of Thornburg Investment Management, Inc., has been one of the persons primarily responsible for management of the since its inception.

W. Vinson Walden, CFA, a managing director of Thornburg Investment Management, Inc., has been one of the persons primarily responsible for management of the Fund since its inception.

Purchase and Sale of Fund Shares

Eligible employer-sponsored retirement plans wishing to make Class R3, Class R4, or Class R5 shares shares available to plan participants should contact a financial intermediary authorized to sell shares of the Funds. As a participant in an employer-sponsored retirement plan which makes Class R3, Class R4, or Class R5 shares shares available, you may add shares to your account by contacting your plan administrator. Although the Funds do not currently impose any investment minimums on the purchase of Class R3, Class R4, or Class R5 shares, your employer-sponsored retirement plan may establish such minimums. Contact your plan administrator for more information.

Please contact your retirement plan administrator if you wish to sell your Class R3, Class R4, or Class R5 shares. Your plan administrator will conduct the transaction for you, or provide you with the means to conduct the transaction yourself.

Tax Information

Fund distributions to qualified retirement plan accounts, and transactions in Fund shares by those accounts, are not generally subject to current federal income tax under existing federal law. Please see “Taxes” on page 49 of the Prospectus for additional information. Purchasers are cautioned to seek the advice of their own advisors about the tax consequences of contributions to plan accounts and distributions from plan accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its investment advisor and/or its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Click here to view the Fund’s Prospectus or SAI.             TH2256

4 Thornburg Global Opportunities Fund • February 1, 2013	For the Fund’s Prospectus or SAI, visit www.thornburg.com/download